UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 28, 2004


                             PINNACLE AIRLINES CORP.
               (Exact Name of Registrant as Specified in Charter)


                       Commission File Number 001-31898

         Delaware                                               03-0376558
 (State or other jurisdiction                               (I. R. S. Employer
of incorporation or organization)                           Identification No.)

1689 Nonconnah Blvd, Suite 111 Memphis, TN                        38132
 (Address of principal executive offices)                       (Zip Code)


               Registrant's telephone number, including area code
                                 (901) 348-41000

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)           Exhibits:

           Exhibit
            Number      Description
         -------------  ------------------------------------------------------

             99.1 Press release issued by Pinnacle Airlines Corp., dated January 28, 2004

Item 12.  Results of Operations and Financial Condition.

     On January 28, 2004, Pinnacle Airlines Corp. issued a press release announcing, among other things, its quarterly earnings results for its fourth quarter and full fiscal year ended December 31, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.





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

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     PINNACLE AIRLINES CORP.
                                     (Registrant)

                                     By:  /s/ Curtis E. Sawyer
                                     ------------------------------
                                     Curtis E. Sawyer,
                                     Vice President and Chief Financial Officer



January 28, 2004







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

                                INDEX TO EXHIBITS


   Exhibit
    Number       Description
---------------  --------------------------------------------------------------

     99.1        Press release issued by Pinnacle Airlines Corp., dated
                 January 28, 2004





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